UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

January 23, 2009

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03	Bankruptcy or Receivership.

On January 23, 2009, 1st Centennial Bank (the “Bank”), a wholly-owned subsidiary of 1st Centennial Bancorp (the “Company”), was closed by the California Department of Financial Institutions and the Federal Deposit Insurance Corporation (“FDIC”) was appointed as receiver of the Bank.

The Company was informed by the FDIC that, subsequent to the closure, First California Bank, subsidiary of First California Financial Group, Inc. (NASDAQ:FCAL), assumed all non-brokered insured deposits of the Bank from the FDIC as receiver, in order to protect depositors of the Bank.

On Monday, January 26, 2009, the branches of the Bank reopened as branches of First California Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: January 28, 2009	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders, Executive Vice President Chief Financial Officer (Principal Accounting Officer, and officer authorized to sign on behalf of registrant)